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                                                                    EXHIBIT 23.1

              Consent of Independent Certified Public Accountant


Hartco, Ltd.

We hereby consent to the use of our report dated April 21, 1998, for the period ended December 31, 1997 included in the form 10-SB in accordance with Section 12 of the Securities Exchange Act of 1934.

                     /s/ Andersen, Andersen & Strong, L.C.
                           Certified Public Accountants

October 23, 1999
Salt Lake City, Utah